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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                  FORM 8-K/A
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 1999


                            ------------------------



                                 CYBERCASH, INC.
             (Exact name of registrant as specified in its charter)





               DELAWARE                                    0-27470                                  54-1725021
   (State or other jurisdiction of                (Commission File Number)                       (I.R.S. Employer)
    incorporation or organization)                                                              Identification No.)




           2100 RESTON PARKWAY
            RESTON, VIRGINIA                                                20191
(Address of principal executive offices)                                  (Zip Code)






       Registrant's telephone number, including area code: (703) 620-4200







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EXPLANATORY NOTE

            This Form 8-K/A amends and restates in its entirety the Form 8-K/A filed by CyberCash, Inc. on August 9, 1999. That Form 8-K/A contained certain minor inadvertent omissions and typographical errors by CyberCash and this Form
8-K/A is intended to correct such omissions and errors thereto.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

            On July 23, 1999, CyberCash, Inc. (the "Registrant") completed its acquisition of Tellan Software, Inc., of San Jose, California ("Tellan"). The
Registrant filed a Registration Statement (Form S-3 No. 333-83559) on July 23,
1999 to register shares of CyberCash common stock, par value $.001 per share, that were issued to the holders of Tellan capital stock in connection with the closing of this acquisition. Further details about the acquisition may be found in the Agreement and Plan of Reorganization, dated June 25, 1999, by and among the Registrant, Tellan, Shaker Acquisition Corporation, a Delaware corporation and Donald L. Neff, a copy of which is filed as Exhibit 2.1 to the Registration
Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)         Exhibits

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
            Exhibit No.               Description
            -----------               -----------
              2.1                     Agreement and Plan of Reorganization dated
                                      June 25, 1999 by and among CyberCash,
                                      Inc., Shaker Acquisition Corporation,
                                      Tellan Software, Inc. and Donald L. Neff.




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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CyberCash, Inc.


August 31, 1999                            By:   /s/ Dennis N. Cavender
                                                 ----------------------
                                                   Dennis N. Cavender
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.         Description
-----------         -----------
2.1*                Agreement and Plan of Reorganization dated June 25, 1999 by and among CyberCash, Inc., Shaker Acquisition Corporation,
                    Tellan Software, Inc. and Donald L. Neff.

* Incorporated by reference to Exhibit 2.1 to the registrant's Registration Statement on Form S-3 (No. 333-83559) previously filed with the Securities and Exchange Commission.